SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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Realty Income Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 28, 2003

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Realty Income Corporation to be held at 9:00 a.m., local time, on May 6, 2003 at the California Center for the Arts Escondido, 340 North Escondido Boulevard, Escondido, California 92025.

At the Annual Meeting, you will be asked to consider and vote upon the election of three directors to our Board of Directors and the approval of the adoption of the 2003 Incentive Award Plan of Realty Income Corporation.

The election of the members of our Board of Directors and the adoption of the 2003 Incentive Award Plan of Realty Income Corporation is more fully described in the accompanying Proxy Statement. We urge you to carefully review the Proxy Statement.

Our Board of Directors recommends a VOTE FOR the election of each nominee to the Board of Directors named in the accompanying Proxy Statement and FOR approval of the 2003 Incentive Award Plan of Realty Income Corporation.

YOUR VOTE IS IMPORTANT TO US, WHETHER YOU OWN FEW OR MANY SHARES! Please complete, date and sign the enclosed proxy card and return it in the accompanying postage paid envelope, even if you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may, if you wish, withdraw your proxy and vote in person.

Sincerely,
/s/ THOMAS A. LEWIS

THOMAS A. LEWIS Vice Chairman of the Board, Chief Executive Officer

REALTY INCOME CORPORATION
220 West Crest Street
Escondido, California 92025-1707

NOTICE OF ANNUAL MEETING TO BE HELD ON
May 6, 2003

TO THE STOCKHOLDERS OF
REALTY INCOME CORPORATION:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Realty Income Corporation, a Maryland corporation (the “Company” or “Realty Income”), will be held at 9:00 a.m., local time, on May 6, 2003 at the California Center for the Arts Escondido, 340 North Escondido Boulevard, Escondido, California 92025, to consider and act upon:

1.       The election of three members of the Board of Directors of the Company;

2.       The approval of the adoption of the 2003 Incentive Award Plan of Realty Income Corporation; and

3.       Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The election of directors and adoption of the 2003 Incentive Award Plan of Realty Income Corporation are more fully described in the accompanying Proxy Statement, which forms a part of this Notice.

Immediately following the Annual Meeting, management will report on the current activities of Realty Income and comment on its future plans. A discussion period is planned so that stockholders will have an opportunity to ask questions and make appropriate comments.

The Board of Directors has fixed the close of business on March 3, 2003 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of stockholders will be available for inspection at the offices of the Company at 220 West Crest Street, Escondido, California, 92025 at least ten days prior to the Annual Meeting.

If you plan to be present, please notify the undersigned so that identification can be prepared for you. Whether or not you plan to attend the Annual Meeting, please execute, date and promptly return the enclosed proxy. A return envelope is enclosed for your convenience and requires no postage for mailing in the United States. If you are present at the Annual Meeting you may, if you wish, withdraw your proxy and vote in person. Thank you for your interest and consideration.

Sincerely,
/s/ MICHAEL R. PFEIFFER

March 28, 2003	MICHAEL R. PFEIFFER Executive Vice President, General Counsel and Secretary

YOUR VOTE IS IMPORTANT
TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED
PROXY AND MAIL IT IN THE ENCLOSED RETURN ENVELOPE

REALTY INCOME CORPORATION
220 West Crest Street
Escondido, California 92025-1707

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
May 6, 2003

This Proxy Statement is furnished to the stockholders of Realty Income Corporation, a Maryland corporation (“Realty Income,” the “Company,” “we” or “our”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 6, 2003, at 9:00 a.m., local time, at the California Center for the Arts Escondido, 340 North Escondido Boulevard, Escondido, California 92025, and at any adjournment or postponement thereof. The approximate date on which this proxy statement and form of proxy solicited on behalf of the Board of Directors will first be sent to our Company’s stockholders is on or about March 28, 2003.

At the Annual Meeting, holders of record of shares of our Common Stock will consider and vote upon (i) the election of three members of the Board of Directors of the Company; (ii) the approval of the adoption of the 2003 Incentive Award Plan of Realty Income Corporation and (iii) such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote FOR each nominee to the Board of Directors named in this Proxy Statement and FOR the 2003 Incentive Award Plan of Realty Income Corporation. See “Proposal 1, Election of Directors” and “Proposal 2, Approval of the 2003 Incentive Award Plan of Realty Income Corporation.”

On March 3, 2003, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, we had 34,964,979 shares of common stock, par value $1.00 per share, outstanding. Each share of our common stock is entitled to one vote on each matter properly brought before the meeting. Stockholders are not permitted to cumulate their shares of common stock for the purpose of electing directors or otherwise. The presence at the Annual Meeting, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum.

Unless contrary instructions are indicated on the proxy, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are exercised) will be voted at the Annual Meeting FOR the election of each nominee to the Board of Directors named in this Proxy Statement and FOR approval of the adoption of the 2003 Incentive Award Plan of Realty Income Corporation. With respect to any other business which may properly come before the Annual Meeting and be submitted to a vote of stockholders, proxies received by the Board of Directors will be voted in the discretion of the designated proxy holders. A stockholder may revoke his or her proxy at any time before exercise by delivering to our Secretary a written notice of revocation, by filing with our Secretary a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not by itself be sufficient to revoke a proxy.

The election inspector will treat shares represented by properly signed and returned proxies marked WITHHOLD AUTHORITY as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of the election of directors and for purposes of the approval of the adoption of the 2003 Incentive Award Plan of Realty Income Corporation, withheld votes will not be counted as votes cast and will have no effect on the result of the vote.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have theretofore effectively been revoked or withdrawn).

We will bear the cost of soliciting proxies from our stockholders. In addition to solicitation by mail, our directors, officers, employees and agents may solicit proxies by telephone, telegram or otherwise. These directors, officers and employees of the Company will not be additionally compensated for the solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of shares of our common stock held of record by them will be reimbursed for their reasonable expenses incurred in forwarding such material.

Our common stock is traded on the New York Stock Exchange, Inc. (“NYSE”) under the ticker symbol “O.” On March 3, 2003, the last reported sale price for our common stock on the NYSE was $34.85 per share.

No person is authorized to make any representation with respect to the matters described in this Proxy Statement other than those contained herein and, if given or made, such information or representation must not be relied upon as having been authorized by us or any other person.

The date of this Proxy Statement is March 28, 2003.

PROPOSAL 1
ELECTION OF DIRECTORS

General

Our Board of Directors currently consists of seven directors divided into three classes, designated as Class I, Class II and Class III. Each class is elected to a three-year term and the election of directors is staggered, so that only one class of directors is elected at each annual meeting of stockholders. The Class III directors’ terms expire at the 2003 Annual Meeting of stockholders. Stockholders of record as of the close of business on March 3, 2003 will be entitled to vote on the election of three Class III directors for three-year terms at the Annual Meeting.

Vote Required; Board Recommendation

A plurality of all the votes cast at the Annual Meeting, assuming a quorum is present, will be sufficient to elect each director. Accordingly, withheld votes as to the election of directors will not affect the result of the vote. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of each of the director nominees named below. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unable to serve or will not serve, the shares represented by the proxies will be voted for another person or persons designated by our Board of Directors. In no event will the proxies be voted for more than three nominees. The Board of Directors recommends a vote FOR the election of Mr. Clark, Mr. Lewis and Dr. Allen as directors.

Director Nominees

The following table sets forth certain information regarding the director nominees, one of whom serves as the Chairman of the Board, one of whom serves as the Vice Chairman of the Board and Chief Executive Officer of Realty Income, and one of whom serves as a director:

Name	Age	Title	Class

William E. Clark, Jr.	65	Chairman	III

Thomas A. Lewis	50	Vice Chairman and Chief Executive Officer	III

Kathleen R. Allen	57	Director	III

William E. Clark, Jr. is the Chairman of the Board of Directors of the Company and has served in this position since 1969. He served as Chief Executive Officer of the Company from 1969 to May 1997. Mr. Clark was also co-founder of Realty Income Corporation. He has been involved as a principal in commercial real estate acquisition, development, management and sales for over 30 years. His involvement includes land acquisition, tenant lease negotiations, construction and sales of commercial properties for regional and national retail chain store operations throughout the United States. Mr. Clark is a member of the Audit Committee, the Compensation Committee and the Corporate Governance Committee.

Thomas A. Lewis is Chief Executive Officer of Realty Income. He is also Vice Chairman of the Board of Directors and has been a member of the Board since September 1993. He joined the Company in 1987 and served in a variety of executive positions including Vice President, Capital Markets until 1997 when he was named Chief Executive Officer. In 2000-2001 he also held the position of President. Prior to joining Realty Income, he was an executive with Johnstown Capital, a real estate management and syndication company (1982-1987), an Investment Specialist with Sutro & Company, a member of the NYSE (1979-1982), and was in marketing with Procter & Gamble (1974-1979). Mr. Lewis serves as a director and officer of Crest Net Lease, Inc., a subsidiary of Realty Income.

Kathleen R. Allen, Ph.D. has been a Director of the Company since February 2000. She is a Professor at the Marshall School of Business and the Director of the Technology Commercialization Alliance at the University of Southern California (1991-present) and is also the co-founder and Chairman of Gentech Corporation (1994-present). She serves as a consultant to Microsoft Corporation and two medical technology ventures, and is the author of ten books in the field of entrepreneurship and technology, a field in which she is considered an expert. Dr. Allen is a member of the Audit Committee, the Compensation Committee and the Corporate Governance Committee.

Incumbent Directors

Name	Age	Title	Class

Roger P. Kuppinger	62	Director	I

Michael D. McKee	57	Director	I

Donald R. Cameron	63	Director	II

Willard H. Smith Jr	66	Director	II

Roger P. Kuppinger has been a Director of the Company since August 1994. He is a self-employed investment banker and financial advisor who is an active investor in both private and public companies. Prior to March 1994, he was a Managing Director at the investment banking firm of Sutro & Co. Inc. Prior to joining Sutro in 1969, he worked at First Interstate Bank, formerly named United California Bank (1964-1969). He has served on over fourteen boards of directors for both public and private companies, and currently serves on the board of directors of BRE Properties, Inc. Mr. Kuppinger is chairman of the Audit Committee and is a member of the Compensation Committee and the Corporate Governance Committee.

Michael D. McKee has been a Director of the Company since August 1994. He is Vice Chairman (July 1999 – present) and Chief Operating Officer (2001–present) of The Irvine Company and was Chief Financial Officer (1997-2001) and Executive Vice President (1994 – 1999) of The Irvine Company. Prior to joining The Irvine Company, he was a partner in the law firm of Latham & Watkins (1986-1994). His business and legal experience includes numerous acquisition and disposition transactions, as well as a variety of public and private offerings of equity and debt securities. He is currently a member of the board of directors of The Irvine Company, Health Care Property Investors, Inc. and Mandalay Resorts Group. Mr. McKee is a member of the Compensation Committee, the Audit Committee and the Corporate Governance Committee.

Donald R. Cameron has been a Director of the Company since August 1994. He is a co-founder and President of Cameron, Murphy & Spangler, Inc., a securities broker-dealer firm and registered investment advisor located in Pasadena, California. Prior to founding Cameron, Murphy & Spangler in 1975, he worked at the securities brokerage firm of Glore Forgan Staats, Inc. and its successors (1969-1975). Mr. Cameron is chairman of the Compensation Committee and is a member of the Audit Committee and the Corporate Governance Committee.

Willard H. Smith Jr has been a Director of the Company since July 1996. He was a Managing Director, Equity Capital Markets Division, of Merrill Lynch & Co. from 1983 until his retirement in 1996. Prior to joining Merrill Lynch in 1979, he was employed by F. Eberstadt & Co. (1971 - 1979). Mr. Smith also serves on the boards of directors of eight investment companies: Cohen & Steers Realty

Shares; Cohen & Steers Total Return Realty Fund; Cohen & Steers Special Equity Fund, Inc.; Cohen & Steers Equity Income Fund; Cohen & Steers Institutional Realty Shares, Inc.; Cohen & Steers Advantage Income Realty Shares and Cohen & Steers Quality Income Realty Shares; Cohen & Steers Premium Income Realty Fund. He is also a member of the board of directors of Essex Property Trust and Highwoods Property Trust. Mr. Smith also serves as a director of Crest Net Lease, Inc., a subsidiary of Realty Income. Mr. Smith is chairman of the Corporate Governance Committee and is a member of the Audit Committee and the Compensation Committee.

Committees of the Board of Directors

The Audit Committee of the Board of Directors is comprised of Dr. Allen and Messrs. Cameron, Clark, Kuppinger (chairman), McKee and Smith. The Audit Committee’s principal responsibilities include recommending to the Board of Directors the selection of our independent auditors, approving any special assignments given to the independent auditors and reviewing (i) the scope and results of the audit engagement with the independent auditors and management, including the auditors’ letter of comments and management’s responses thereto, (ii) the independence of the independent auditors, (iii) the effectiveness and efficiency of our internal accounting staff and (iv) any proposed significant accounting changes.

The Compensation Committee of the Board of Directors is comprised of Dr. Allen and Messrs. Cameron (chairman), Clark, Kuppinger, McKee and Smith. The Compensation Committee’s principal responsibilities include (i) establishing remuneration levels for officers of the Company, (ii) reviewing management organization and development, (iii) reviewing significant employee benefits programs and (iv) establishing and administering executive compensation programs, including bonus plans, stock option and other equity-based programs, deferred compensation plans and any other cash or stock incentive programs.

The Corporate Governance Committee of the Board of Directors is comprised of Dr. Allen and Messrs. Cameron, Clark, Kuppinger, McKee and Smith (chairman). The Corporate Governance Committee’s principal purpose is to provide counsel to the Board of Directors with respect to (i) organization, membership and function of the Board of Directors, (ii) structure and membership of the committees of the Board of Directors and (iii) succession planning for the executive management of the Company.

The Board of Directors may from time to time establish certain other committees to facilitate the management of the Company. The Board of Directors does not currently have a nominating committee.

Meetings and Attendance

The Board of Directors met 14 times during 2002. In 2002, the Audit Committee met eight times, the Compensation Committee met three times and the Corporate Governance Committee did not meet. All directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors while they were on the Board and (ii) the total number of meetings of the committees of the Board of Directors on which such directors served.

Compensation of the Company’s Directors

No officer of the Company receives or will receive any compensation for serving the Company as a member of the Board of Directors or any of its committees. Directors who are not officers of the Company receive the following fees:

•         $15,000 annual fee ($30,000 for the Chairman of the Board);

•         $1,000 for attending Board of Directors meetings in person ($1,500 for the Chairman of the Board);

•         $500 for attending Board of Directors committee meetings in person ($1,000 for the chairman of the committee);

•         $500 for attending Board of Directors meetings by telephone ($750 for the Chairman of the Board); and

•         $250 for attending Board of Directors committee meetings by telephone ($500 for the chairman of the committee).

We may also reimburse directors for travel expenses incurred in connection with their activities on behalf of the Company. Our stock incentive plan provides that, upon initial election to the Board of Directors and at each Annual Meeting of Stockholders thereafter, if the director is still serving as a director, each director who is not an officer of the Company is automatically granted 2,000 shares of restricted common stock of the Company, which vest evenly over five years.

SENIOR OFFICERS OF THE COMPANY

Name	Title	Age

Thomas A. Lewis	Vice Chairman of the Board and Chief Executive Officer	50

Gary M. Malino	President, Chief Operating Officer	45

Paul M. Meurer	Executive Vice President, Chief Financial Officer and Treasurer	37

Michael R. Pfeiffer	Executive Vice President, General Counsel and Secretary	42

Mark G. Selman	Senior Vice President, Portfolio Management	48

Biographical information with respect to Mr. Lewis is set forth above under Director Nominees.

Gary M. Malino is President and Chief Operating Officer of Realty Income. He joined the Company in 1985 and served in various executive positions until 1994 when he was named Chief Financial Officer and Treasurer. During 2001, Mr. Malino was promoted to President and Chief Operating Officer. Prior to joining Realty Income, he was a Certified Public Accountant for a Los Angeles based accounting firm (1981-1985) and Assistant Controller with McMillin Development Company, a real estate development company (1979-1981).

Paul M. Meurer is Executive Vice President, Chief Financial Officer and Treasurer of Realty Income. He joined the Company in 2001. Prior to joining Realty Income, he was a Director in Merrill Lynch & Co.’s Real Estate Investment Banking Group (1992-2001), a real estate consultant with General Atlantic Partners (1991) and worked in the Real Estate Investment Banking Department at Goldman Sachs & Co. (1987-1990).

Michael R. Pfeiffer is Executive Vice President, General Counsel and Secretary of Realty Income. He joined the Company in 1990 and served as Corporate Counsel until 1995 when he was named General Counsel and Secretary. Mr. Pfeiffer left Realty Income in September 2001 and served as Executive Vice President and General Counsel for Westfield Corporation, Inc., a retail shopping mall owner until May 2002 when he returned to Realty Income as Executive Vice President, General Counsel and Secretary. Prior to joining Realty Income, he was in private practice with a firm specializing in real estate transactional law and served as Associate Counsel with First American Title Insurance Company. He is a licensed attorney and member of the State Bar of California and Florida.

Mark G. Selman is Senior Vice President, Portfolio Management. He joined the Company in 1997 and served as both a Director and Vice President of Portfolio Management before being promoted to Senior Vice President in 2000. Prior to joining Realty Income, he was with the Real Estate Consulting Group of KPMG Peat Marwick LLP (1989-1997) and was an investment advisor and registered representative for the investment firms of Kidder Peabody (1986-1988) and Wedbush, Noble, Cook (1983-1986).

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation awarded to, earned by or paid to our Chief Executive Officer and to the other four most highly compensated executive officers of the Company (the “Named Executive Officers”) for the fiscal years ended December 31, 2002, 2001 and 2000.

	Annual Compensation			Long-Term Compensation

				Awards(1)		Payouts

Name and Principal Position	Year	Salary	Bonus	Options (#)	Restricted Stock (2)	LTIP Payouts	All Other Compensation (3)

Thomas A. Lewis	2002	$350,000	$160,704		$927,500	—	$5,760
Vice Chairman of the Board	2001	$350,000	$114,685	—	$882,000	—	$5,100
and Chief Executive Officer	2000	$300,000	$80,000	—	$472,625	—	$5,100

Gary M. Malino	2002	$280,000	$64,009		$525,000	—	$5,760
President and	2001	$252,507	$50,809	—	$352,800	—	$5,100
Chief Operating Officer	2000	$200,000	$40,000	—	$186,563	—	$5,100

Paul M. Meurer (4)	2002	$237,000	$23,850	—	$332,500	—	$5,760
Executive Vice President,	2001	$23,804	—		$294,000	—	—
Chief Financial Officer and
Treasurer

Michael R. Pfeiffer (5)	2002	$128,724	—		$210,000		$260
Executive Vice President,	2001	$160,530	—	—	—	—	$5,100
General Counsel and	2000	$200,000	$40,000	—	$186,563	—	$5,100
Secretary

Mark G. Selman	2002	$180,000	$41,433		$203,000	—	$6,151
Senior Vice President,	2001	$180,000	$19,031	—	$470,400	—	$5,100
Portfolio Management	2000	$150,000	$15,000	—	$124,375	—	$4,524

______________

(1)       The restricted stock shown as compensation for 2002, 2001 and 2000 was granted on January 1, 2003, January 1, 2002 and January 1, 2001, respectively. We grant options and restricted stock from time to time to executive officers based on performance during a fiscal year and, since such performance often cannot be measured until the end of a fiscal year, the options and restricted stock grants may be made in the subsequent fiscal year.

(2)       Restricted stock is awarded by the Compensation Committee of the Board of Directors in accordance with the provisions of our stock incentive plan. Restricted stock granted for 2002, 2001 and 2000 vests equally over ten years on each anniversary of the grant date. Restricted stock is eligible to receive distributions from the date of grant. At January 1, 2003, the Named Executive Officers held 149,200 shares of restricted stock valued at $5,222,000, based upon a price per share of $35.00. For the three year period ended December 31, 2002, 62,800 restricted shares were awarded to the Named Executive Officers.

(3)       Includes the amount we contribute pursuant to a 401(k) retirement plan and payments on behalf of the officers for group term insurance. Under the terms of our 401(k) plan, we match 50% of the employee’s contribution to the plan up to 3% of the employee’s compensation. Employees may contribute up to 15% of their salary, subject to annual limits under the IRS Code of 1986, as amended.

(4)       Mr. Meurer’s employment began in October 2001.

(5)       Mr. Pfeiffer left the Company in August 2001 and resumed his employment with the company in May 2002.

Option Grants in Last Fiscal Year

No stock options were granted to the Named Executive Officers for 2002.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value Table

The following table provides information related to the exercise of stock options during the year ended December 31, 2002 by each of the Named Executive Officers and the 2002 fiscal year-end value of in-the-money exercisable and unexercisable options.

Name	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options At FY-End Exercisable/ Unexercisable		Value of Unexercised In-the-Money Options at FY-End Exercisable/ Unexercisable (1)

Thomas A. Lewis	29,200	$257,952	13,334	/ —	$191,676	/ —

Gary M. Malino	12,634	$118,039	6,666	/ —	$95,824	/ —

Paul M. Meurer	—	—	—	/ —	—	/ —

Michael R. Pfeiffer	—	—	—	/ —	—	/ —

Mark G. Selman	7,178	$71,006	5,767	/ —	$79,209	/ —

______________

(1)       Market value of underlying Common Stock on date of fiscal year-end minus the exercise price for in-the-money options. The price per share as of December 31, 2002 was $35.00.

Employment Agreements

Effective January 1, 2003, each of the Named Executive Officers has entered into an employment agreement with the Company. In 2003, under these agreements Mr. Lewis receives a base salary of $350,000, Mr. Malino receives a base salary of $280,000, Mr. Meurer receives a base salary of $237,000, Mr. Pfeiffer receives a base salary of $237,000 and Mr. Selman receives a base salary of $180,000. In addition, each of the Named Executive Officers has the right to receive severance compensation upon the occurrence of certain events as specified in the agreements. The employee may terminate the agreement at any time upon two weeks written notice to the Company. The Company may terminate the agreement without cause at any time upon written notice to the employee. The employment agreements provide that upon termination by the Company, including termination resulting from a change in control of the Company, the employee will be entitled to receive monthly severance payments. Each of Messrs. Lewis,

Malino, Meurer and Pfeiffer is entitled to receive severance payments equal to one year’s base salary, payable over 12 months, and Mr. Selman is entitled to receive severance payments equal to six months’ base salary, payable over six months. The amount of severance compensation is increased by 50% in the event of a termination resulting from a change in control of the Company. In addition, in the event of a change of control of the Company, all unvested options and restricted stock become vested.

The employment agreements provide that the employee must devote his full time, attention and energy to the business of the Company and may not engage in any other business activity which would interfere with the performance of his duties or be competitive with the Company, unless specifically permitted by the Board of Directors. This restriction does not prevent the employee from making passive investments, so long as the investment does not require the employee’s services in a manner that would impair the performance of his duties under the employment agreement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

In 2002, the Compensation Committee was comprised of six independent, non-employee directors. The Compensation Committee is responsible for, among other things, establishing remuneration levels for officers (including the Named Executive Officers) of the Company and establishing and administering executive compensation programs.

Our compensation policies have been structured to link the compensation of our executive officers with enhanced stockholder value. Through the establishment of short-term and long-term incentive plans, we seek to align the financial interests of the executive officers with those of our stockholders.

Executive Compensation Philosophy

In designing our compensation programs, we believe that compensation should reflect the value created for stockholders while supporting the business strategies and long-range plans of the Company and the markets it serves. In doing so, the compensation programs reflect the following themes:

A compensation program that stresses our financial performance and the executive officers’ individual performance.

A compensation program that strengthens the relationship between pay and performance by providing variable, at-risk compensation that is reflective of current market practices and comparable executive rates and is dependent upon the level of success in meeting specified Company and individual performance goals.

A compensation program that seeks to align the financial interests of the executive officers with those of our stockholders.

A compensation program that is reasonable, performance-based, and consistent with the Company’s overall compensation objectives designed to retain key members of management.

An annual incentive plan that supports a performance-oriented environment and which generates a portion of compensation based on the achievement of performance goals, with superior performance resulting in total annual compensation above competitive levels.

A long-term incentive plan that is designed to reward executive officers for long-term strategic management of the Company and the enhancement of stockholder value.

Base Salary of Executive Officers (other than the Chief Executive Officer)

In approving the base annual salary for Messrs. Malino, Meurer, Pfeiffer and Selman, the Compensation Committee considered several factors, including the scope of the individual’s responsibilities, comparable base salaries for similar positions in the real estate, REIT and financial services industries, the cost of living, the historical financial results of the Company and the anticipated financial performance of the Company.

Annual Cash Bonus

The annual cash incentive is designed to supplement the pay of executive officers (and other key management personnel) so that overall total cash compensation (salary and bonus) is competitive in the industry and properly rewards the executive officers for their efforts in achieving their objectives. The Summary Compensation Table shows cash incentive bonuses paid to the named executive officers for 2002 based on that performance.

Long-Term Incentive Compensation Awards

The Compensation Committee awards grants of restricted stock that vest over ten years. Restricted stock grants are designed to increase senior management’s stock ownership in the Company, motivate executives to improve long-term stock price and dividend performance, encourage long-term dedication to the Company, and to operate as an executive retention mechanism for the Company’s key members of management. The restricted stock granted for 2002 vests evenly over ten years. Dividends are paid on the entirety of the grant from the date of the grant.

Chief Executive Officer Compensation

The compensation for our chief executive officer for 2002 was determined on the same general basis as discussed above for the executive officers. In addition, our chief executive officer is evaluated on the basis of the Company’s financial and non-financial achievements. These performance measures include funds from operations performance, total return to shareholders, portfolio stability and diversification, lease rollovers, financing strategies and new investment activity.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) limits the deductibility of compensation paid to the Chief Executive Officer and the four other most highly compensated executive officers of the Company. To qualify for deductibility under Section 162(m), compensation (including base salary, annual bonus, stock option exercises, compensation attributable to restricted stock vesting and nonqualified benefits) in excess of $1,000,000 per year paid to each of these executive officers generally must be “performance-based” compensation as determined under Section 162(m). While the Committee’s intention is, to the greatest extent reasonable, to structure compensation so that it satisfies the “performance based” compensation requirements under Section 162(m), the Committee will balance the costs and burdens involved in doing so against the value to the Company and its stockholders of the tax benefits to be obtained by the Company. Accordingly, the Committee reserves the right to design programs that recognize a full range of performance criteria important to the Company’s success, even where the compensation paid under such programs may not be fully deductible as a result of Section 162(m).

Despite the fact that the Company’s incentive bonuses and stock-related awards are determined based on the evaluation of the Company’s performance and take into consideration certain financial and strategic goals, the Committee does not apply these factors on a strict formulaic basis. As a result, the

Company’s incentive bonuses and stock-related awards may not satisfy the “performance based” compensation requirements of Section 162(m). The Committee believes that because the Company qualifies as a REIT under the Code and generally is not subject to Federal income taxes, the payment of compensation that does not satisfy the requirements of Section 162(m) does not have a material adverse consequence to the Company, provided the Company continues to distribute at least 100% of its taxable income.

Submitted on March 28, 2003 by the members of the Compensation Committee of the Company’s Board of Directors.

Donald R. Cameron, Chairman
Kathleen R. Allen, Ph.D.
William E. Clark, Jr.
Roger P. Kuppinger
Michael D. McKee
Willard H. Smith Jr

The above report of the Compensation Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the same by reference.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Dr. Allen and Messrs. Cameron, Clark, Kuppinger, McKee and Smith each served on the Compensation Committee during 2002. None of Dr. Allen and Messrs. Cameron, Kuppinger, McKee and Smith is or has been an officer or employee of the Company. Mr. Clark was formerly the Chief Executive Officer of the Company until May 1997. None of the members of the Compensation Committee have any financial relationship with the Company other than as disclosed herein.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company’s Board of Directors is comprised of independent directors as required by the listing standards of the NYSE. The Audit Committee operates pursuant to a written charter as required by the NYSE and the rules and regulations of the Securities and Exchange Commission (the “Commission”) and adopted by the Board of Directors.

The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial statements as well as the Company’s financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2002 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from the Company. The Audit Committee has also considered whether the independent auditors’ provision of tax preparation, tax consulting services and other non-audit services to the

Company is compatible with maintaining the auditors’ independence.

Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Commission.

Submitted on March 28, 2003 by the members of the Audit Committee of the Company’s Board of Directors.

Roger P. Kuppinger, Chairman
Kathleen R. Allen, Ph.D.
Donald R. Cameron
William E. Clark, Jr.
Michael D. McKee
Willard H. Smith Jr

STOCK PERFORMANCE GRAPH

The chart below compares the performance of our Common Stock with the performance of an index including all securities for U.S. companies listed on Standard & Poor’s 500 Total Return Index (the “S&P 500 Total Return Index”) and of a peer group of companies, measuring the changes in common stock prices for the five-year period from January 1, 1998 through December 31, 2002. The chart assumes an investment of $100 on December 31, 1997, and as required by the Commission, all values shown assume the reinvestment of all distributions, if any, and, in the case of the peer group, are weighted to reflect the market capitalization of the component companies. The peer group consists of Commercial Net Lease Realty, Capital Automotive REIT, Entertainment Properties Trust, Getty Realty Corporation, Lexington Corporate Properties, Inc., National Golf Properties and U.S. Restaurant Properties, Inc., each of which is a real estate investment trust.

	Period Ending

Index	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02

Realty Income Corporation	100.00	105.61	96.00	127.39	163.20	208.03
S&P 500	100.00	128.55	155.60	141.42	124.63	96.95
Realty Income Peer Group	100.00	90.34	70.69	80.92	117.77	142.27

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities (collectively, “Insiders”), to file with the Commission initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities of the Company. Insiders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on our review of copies of Forms 3, 4 and 5, and the amendments thereto, received by the Company for the year ended December 31, 2002, or written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, we believe that during the year ended December 31, 2002, all filing requirements were complied with by our executive officers, directors and beneficial owners of more than ten percent of our stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 3, 2003 certain information with respect to the beneficial ownership of shares of our Common Stock by (i) each director and Named Executive Officer and (ii) all directors and executive officers of the Company as a group. We do not know of any person who beneficially owns 5% or more of the outstanding shares of our Common Stock. Except as otherwise noted, we believe the beneficial owners of shares of our Common Stock listed below, based on information furnished by those owners, have sole voting and investment power with respect to their shares.

Name of Beneficial Owner	Shares of Beneficial Ownership of Common Stock of the Company	Percent of Class

William E. Clark , Jr. (1)	519,252	1.5%

Thomas A. Lewis	162,423	0.5

Gary M. Malino (2)	108,575	0.3

Donald R. Cameron (3)	35,700	0.1

Michael D. McKee (4)	33,000	0.1

Mark G. Selman (5)	32,667	0.1

Willard H. Smith Jr (6)	32,000	0.1

Roger P. Kuppinger (7)	31,950	0.1

Paul M. Meurer	19,500	0.1

Kathleen R. Allen, Ph.D. (8)	11,000	*

Michael R. Pfeiffer (9)	8,233	*

All directors and executive officers of the Company, as a group (12 persons) (10)	1,025,989	2.9%

*          Less than one-tenth of one percent

(1)       Mr. Clark’s total includes 513,574 shares owned of record by The William E. Clark, Jr. and Evelyn J. Clark Family Trust, of which he is a trustee and 449 shares owned of record by his wife. Mr. Clark disclaims beneficial ownership of the shares owned of record by his wife.

(2)       Mr. Malino’s total includes 69,532 shares owned of record by the Malino Revocable Living Trust dated August 14, 1999, of which he is a trustee and 206 shares owned of record by his wife, as to which he disclaims beneficial ownership. Mr. Malino’s total includes 6,666 shares subject to options that are exercisable within 60 days of March 3, 2003.

(3)       Mr. Cameron’s total includes 10,900 shares owned of record by the Cameron, Murphy and Spangler, Inc. Amended and Restated Pension Trust dated April 1, 1984, of which he is the trustee. Of the 10,900 shares, 10,000 shares are in the account of Mr. Cameron, 500 shares are in the account of Fiona Cameron, 200 shares are in the account of Lachlan Cameron and 200 shares are in the account of Gwen Jenkins. Mr. Cameron’s total includes 20,000 shares subject to options that are exercisable within 60 days of March 3, 2003. Mr. Cameron disclaims beneficial ownership of the 900 shares owned by the Cameron, Murphy and Spangler, Inc. Amended and Restated Pension Trust in the accounts of Fiona Cameron, Lachlan Cameron and Gwen Jenkins.

(4)       Mr. McKee’s total includes 25,000 shares subject to options that are exercisable within 60 days of March 3, 2003.

(5)       Mr. Selman’s total includes 5,767 shares subject to options that are exercisable within 60 days of March 3, 2003.

(6)       Mr. Smith’s total includes 15,000 shares subject to options that are exercisable within 60 days of March 3, 2003.

(7)       Mr. Kuppinger’s total includes 1,750 shares owned of record by the Kuppinger Trust, of which he is a trustee and 25,000 shares subject to options that are exercisable within 60 days of March 3, 2003.

(8)       Dr. Allen’s total includes 5,000 shares subject to options that are exercisable within 60 days of March 3, 2003.

(9)       Mr. Pfeiffer’s total includes 2,233 shares owned of record by the Pfeiffer Revocable Living Trust dated February 15, 1994, of which he is the trustee.

(10)     See notes (1) though (9)

The following table sets forth as of March 3, 2003 certain information with respect to the beneficial ownership of shares of our Class B Preferred Stock by (i) each director and Named Executive Officer and (ii) all directors and executive officers of the Company as a group. We do not know of any person who beneficially owns 5% or more of the outstanding shares of our Class B Preferred Stock. Except as otherwise noted, we believe the beneficial owners of shares of our Class B Preferred Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Name of Beneficial Owner	Shares of Beneficial Ownership of Class B Preferred Stock of the Company	Percent of Class

Donald R. Cameron (1)	4,000	0.1

All directors and executive officers of the Company, as a group (12 persons) (1)	4,000	0.1

(1)       Mr. Cameron’s total includes 4,000 shares owned of record by the Cameron, Murphy and Spangler, Inc. Amended and Restated Pension Trust dated April 1, 1984, of which he is the trustee. The 4,000 shares are in the account of Mr. Cameron.

Equity Compensation Plan Information

The following table sets forth certain equity compensation plan information as of March 3, 2003:

Plan Category (1)	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	170,434	24.34	737,814
Equity compensation plans not approved by security holders	—	—	—

Total	170,434	24.34	737,814

(1)       Each of our equity compensation plans has been approved by our stockholders.

AUDITORS

Subject to its discretion to appoint other auditors if it deems such action appropriate, upon the recommendation of the Audit Committee, the Board of Directors has retained KPMG LLP as our auditors for the current fiscal year. The Board of Directors has been advised that KPMG LLP is independent with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable published rules and regulations. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire and to respond to appropriate questions from stockholders.

FEE DISCLOSURE

Fees Paid to Independent Auditor

The fees paid to KPMG LLP, the Company’s independent auditor, relating to 2002 and 2001 were as follows:

	2002	2001

Audit fees (1)	$97,000	$88,500

Financial information systems design and implementation fees (2)	$0	$0

All other fees
Audit related fees (3)	$79,350	$48,550
Other non-audit services (4)	77,713	80,352

Total of all other fees	$157,063	$128,902

(1)       Includes the aggregate fees billed by KPMG LLP for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q.

(2)       Includes the aggregate fees billed by KPMG LLP for the provision of information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X.

(3)       Includes the aggregate fees billed by KPMG LLP for audit related services. Audit related services consisted of issuances of comfort letters to underwriters and review of registration statements in connection with the issuance of consents.

(4)       Includes the aggregate fees billed by KPMG LLP for other non-audit services. Other non-audit services consisted of tax return preparation and tax compliance. Includes $19,750 and $11,027 paid in 2002 and 2001, respectively, by our subsidiary, Crest Net.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

In order for stockholder proposals otherwise satisfying the eligibility requirements of Commission Rule 14a-8 to be considered for inclusion in our Proxy Statement, they must be received by us at our principal office in Escondido, California, on or before November 28, 2003.

In addition, if a stockholder desires to bring business (including director nominations) before our 2004 Annual Meeting that is not the subject of a proposal timely submitted for inclusion in our Proxy Statement, written notice of such business, as currently prescribed in our Bylaws, must be received by our Secretary between February 6, 2004 and March 8, 2004. For additional requirements, a stockholder may refer to our Bylaws, Section 12, “Nominations and Stockholder Business,” a copy of which may be obtained from the Company’s Secretary. If we do not receive timely notice pursuant to our Bylaws, the proposal will be excluded from consideration at the meeting.

PROPOSAL 2
APPROVAL OF THE 2003 INCENTIVE AWARD PLAN OF
REALTY INCOME CORPORATION

General

Our stockholders are being asked to approve the 2003 Incentive Award Plan of Realty Income Corporation (the “2003 Plan”). On March 12, 2003, the Board of Directors approved and adopted the 2003 Plan, subject to approval by our stockholders. The 2003 Plan provides for an aggregate of one million, seven hundred and fourteen thousand (1,714,000) shares that may be issued under the plan.

The 2003 Plan serves as a successor to our 1994 Stock Option and Incentive Plan (the “1994 Plan”), as only 567,380 shares remain available for grant under the 1994 Plan as of March 12, 2003. Our Board of Directors has determined that it is advisable to continue to provide equity-based incentive compensation to our employees, directors and consultants, thereby continuing to align the interests of such individuals with those of our stockholders, and that awards under the 2003 Plan are an effective means of providing such incentive compensation.

The 2003 Plan authorizes the grant to our employees of options that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The 2003 Plan also authorizes the grant of awards to our employees, consultants, and non-employee directors consisting of nonqualified stock options, restricted stock, stock appreciation rights (“SARs”) and other awards, including cash bonuses.

Vote Required; Board Recommendation

A majority of all the votes cast at the Annual Meeting, assuming a quorum is present, will be sufficient to approve the 2003 Plan. Accordingly, withheld votes as to the approval of the 2003 Plan will not affect the result of the vote. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the approval of the 2003 Plan. The Board of Directors recommends a vote FOR the approval of the 2003 Plan.

Summary of 2003 Plan

The following is a summary of the principal features of the 2003 Plan as it is currently proposed. The summary, however, does not purport to be a complete description of all the provisions of the 2003 Plan and is qualified in its entirety by reference to the 2003 Plan itself, which is included as Appendix A to this Proxy Statement.

Securities Subject to the 2003 Plan

The shares of stock subject to the 2003 Plan shall be our Common Stock, which had a closing sales price of $34.85 per share on The New York Stock Exchange on March 3, 2003. Under the terms of the 2003 Plan, the aggregate number of shares of Common Stock subject to options, stock purchase rights, SARs and other awards will be no more than one million, seven hundred and fourteen thousand (1,714,000) shares. The Board of Directors or a committee of the Board of Directors appointed to administer the 2003 Plan (the “Administrator”) shall have the authority in its discretion to appropriately adjust:

•         the aggregate number of shares of Common Stock subject to the 2003 Plan;

•         the number and kind of shares of Common Stock subject to outstanding awards under the 2003 Plan; and

•         the price per share of outstanding options, stock purchase rights, SARs and other awards;

if there is any stock dividend, stock split, recapitalization, or other subdivision, combination or reclassification of shares of Common Stock.

Shares subject to expired or canceled options will be available for future grant or sale under the 2003 Plan. In addition, shares which are delivered to us by an optionee or withheld by us upon the exercise of an award in payment of the exercise price or in satisfaction of tax withholding obligations may again be optioned, granted or awarded under the 2003 Plan. No shares may be optioned, granted or awarded under the 2003 Plan, however, if such action would cause an incentive stock option to fail to qualify as an “incentive stock option” under Section 422 of the Code.

Awards Under the 2003 Plan

The 2003 Plan provides that the Administrator may grant or issue stock options, SARs, restricted stock, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

Nonqualified Stock Options (“NQSOs”) will provide for the right to purchase Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant (but not less than par value on the date of grant), and usually will become exercisable (in the discretion of the Administrator) in one or more installments after the grant date, subject to the satisfaction of individual or company performance criteria established by the Administrator. NQSOs may be granted for any term specified by the Administrator.

Incentive Stock Options (“ISOs”) will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all of our classes of stock, the 2003 Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

Restricted Stock may be sold to participants at various prices or granted with no purchase price, and may be made subject to such restrictions as may be determined by the Administrator. Restricted stock, typically, may be repurchased by us at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the 2003 Plan, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

Deferred Stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the Administrator. Like restricted stock, deferred stock may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the 2003 Plan, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

Stock Appreciation Rights may be granted in connection with stock options or other awards, or separately. SARs granted by the Administrator in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of our Common Stock over the exercise price of the related option or other awards, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) of the Code with respect to an SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the 2003 Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Administrator in the SAR agreements. The Administrator may elect to pay SARs in cash or in Common Stock or in a combination of both.

Dividend Equivalents represent the value of the dividends per share paid by us, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant.

Performance Awards may be granted by the Administrator to employees or consultants based upon, among other things, the contributions, responsibilities and other compensation of the particular employee or consultant. Generally, these awards will be based upon specific performance criteria and may be paid in cash or in Common Stock or in a combination of both. Performance Awards may include “phantom” stock awards that provide for payments based upon increases in the price of our Common Stock over a predetermined period. Performance Awards to consultants and employees may also include bonuses granted by the Administrator, which may be payable in cash or in Common Stock or in a combination of both. Performance awards may also be granted to non-employee directors who have rendered continuous service to us or any of our subsidiaries for at least ten years.

Stock Payments may be authorized by the Administrator in the form of shares of Common Stock or an option or other right to purchase Common Stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the employee or consultant.

The Administrator may designate employees as “Section 162(m) Participants,” whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Administrator may grant to Section 162(m) Participants restricted stock, deferred stock, SARs, dividend equivalents, performance awards, cash bonuses and stock payments that are paid, vest or become exercisable upon the attainment of company performance criteria which are related to one or more of the following performance goals:

•         net income;

•         pre-tax income;

•         operating income;

•         cash flow;

•         earnings per share;

•         earnings before interest, taxes, depreciation and/or amortization;

•         return on equity;

•         return on invested capital or assets;

•         funds from operations;

•         cost reductions or savings; and

•         the market price of a share of our Common Stock.

The maximum number of shares which may be subject to options, stock purchase rights, SARs and other awards granted under the 2003 Plan to any individual in any calendar year may not exceed eight hundred thousand (800,000) shares. In addition, the maximum amount of cash that may be paid as a cash bonus to any individual in any calendar year is five million dollars ($5,000,000).

Grant and Terms of Options

The Administrator shall have the authority under the 2003 Plan to determine:

•         the number of shares subject to option grants to employees, consultants and directors;

•         whether the option grants are ISOs or NQSOs; and

•         the terms and conditions of the option grants.

The Administrator may not grant an ISO under the 2003 Plan to any person who owns more than 10% of the total combined voting power of all classes of our stock (a “10% Owner”) unless the stock option conforms to the applicable provisions of Section 422 of the Code. Only our employees may be granted ISOs under the 2003 Plan. Employees, consultants, and directors may receive NQSOs and restricted stock under the 2003 Plan. Each option will be evidenced by a written option agreement.

The exercise price for the shares of Common Stock, subject to each option, will be specified in each option agreement. The Administrator shall set the exercise price at the time the option is granted. In certain instances, the exercise price is also subject to additional rules as follows:

•         In the case of options intended to qualify as performance-based compensation, or as ISOs, the exercise price may not be less than the fair market value for the shares of Common Stock subject to such option on the date the option is granted.

•         In the case of ISOs granted to a 10% Owner, the exercise price may not be less than 110% of the fair market value of the shares of Common Stock subject to such option on the date the option is granted.

•         In the case of NQSOs granted to a non-employee director, the exercise price shall be equal to the fair market value for the shares of Common Stock subject to such option on the date the option is granted.

For purposes of the 2003 Plan, the fair market value of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on The Nasdaq Stock Market or a successor quotation system, the closing price of a share of Common Stock on The Nasdaq Stock Market or the successor quotation system on which shares of Common Stock are then trading, if any, on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred; or (c) if Common Stock is not publicly traded on an exchange and not quoted on The Nasdaq Stock Market or a successor quotation system, the fair market value of a share of Common Stock as established by the Administrator acting in good faith.

Term of Options

For options granted to our employees and consultants, the term of an option shall be set by the Administrator. In the case of an ISO, the term of the option may not be longer than 10 years from the date the ISO is granted, or if granted to a 10% Owner, five years from the date of the grant. Generally, an option granted to an employee or consultant may only be exercised while such person remains our employee or consultant, as applicable. However, the Administrator may, in the written option agreement related to an option granted to an employee or consultant, provide that such outstanding option may be exercised subsequent to the termination of employment or the consulting relationship, within the following periods:

•                    twelve months from the date of the option holder’s death or termination of employment or consultancy, as applicable, by reason of his or her permanent disability; or

•                    three months from the date of the option holder’s termination of employment or consultancy for any reason other than the option holder’s death or permanent disability.

Options granted to our non-employee directors shall expire on the earlier of ten years from the date on which the option is granted or twelve months after the termination of the non-employee director’s directorship.

Vesting of Options

An option is exercisable when it vests.

For options granted to our employees and consultants, each option agreement will contain the period during which the right to exercise the option in whole or in part vests in the optionee. At any time after the grant of an option, the Administrator may accelerate the period during which such option vests. No portion of an option which is unexercisable at an optionee’s termination of employment or termination of consulting relationship will subsequently become exercisable, except as may be otherwise provided by the Administrator either in the agreement relating to the stock option or by action following the grant of the option.

Options granted to our non-employee directors vest in full on the first anniversary of the date the option is granted. No portion of an option which is unexercisable at a non-employee director’s termination of directorship will subsequently become exercisable.

Exercise of Options

An option may be exercised for any vested portion of the shares subject to the option until the option expires. Only whole shares of Common Stock may be purchased. An option may be exercised by delivering to our Secretary a written or electronic notice of exercise on a form provided by us, together with full cash payment for the shares in the form of cash or a check payable to us in the amount of the aggregate option exercise price. However, the Administrator may in its discretion and subject to applicable laws:

•         allow payment through the delivery of a notice that the optionee allow a delay in payment up to 30 days from the date an option is exercised;

•         allow payment through the delivery of shares of Common Stock which have been owned by the optionee for at least six months;

•         subject to certain timing requirements, allow payment through the surrender of shares of Common Stock which would otherwise be issuable on exercise of the option;

•         allow payment through the delivery of property of any kind which constitutes good and valuable consideration;

•         allow payment by delivery of a full recourse promissory note to us in a form and with terms prescribed by the Administrator;

•         place a market sell order with a broker with respect to shares of Common Stock then issuable on exercise of the option, directing the broker to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the option exercise price; or

•         allow payment through any combination of the foregoing.

However, no option may be exercised by delivery of a promissory note or by a loan from us if such loan or extension of credit is prohibited by law.

Automatic Grants of Restricted Stock to Non-Employee Directors

Each of our current non-employee directors will receive an automatic grant of 2,000 shares of restricted stock on the date of the 2003 Annual Meeting and an automatic grant of 2,000 shares of restricted stock at each annual meeting of our stockholders thereafter. Each person who thereafter is elected or appointed as a non-

employee director will receive an automatic grant of 2,000 shares of restricted stock on the date such person is first elected as an non-employee director and an automatic grant of 2,000 shares of restricted stock at each annual meeting of our stockholders thereafter. To the extent allowed by applicable law, the non-employee directors will not be required to pay any purchase price for these grants of restricted stock. The restricted stock will vest in equal annual installments over five years from the date of grant.

Pursuant to these arrangements, William E. Clark, Jr., Kathleen R. Allen, Roger P. Kuppinger, Michael D. McKee, Donald R. Cameron and Willard H. Smith Jr, our current non-employee directors, will receive an aggregate of 12,000 shares of restricted stock in 2003. The value of the restricted stock to be granted is not determinable until the date of grant.

Eligibility

Our employees, consultants and non-employee directors are eligible to receive awards under the 2003 Plan. As of March 28, 2003 we had approximately 57 employees and consultants and six non-employee directors. The Administrator determines which of our employees, consultants and non-employee directors will be granted awards. No employee or consultant is entitled to participate in the 2003 Plan as a matter of right. Only those employees and consultants who are selected to receive grants by the Administrator may participate in the 2003 Plan. Non-employee directors are also eligible to receive option grants and receive automatic grants of restricted stock under the 2003 Plan.

Administration of the 2003 Plan

All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders. The Administrator has the power to:

•         construe and interpret the terms of the 2003 Plan and awards granted pursuant to the 2003 Plan;

•         adopt rules for the administration, interpretation and application of the 2003 Plan that are consistent with the 2003 Plan; and

•         interpret, amend or revoke any of the newly adopted rules of the 2003 Plan.

Awards not Transferable

Awards may generally not be sold, pledged, transferred, or disposed of in any manner other than pursuant to certain court orders with the Administrator’s consent and by will or by the laws of descent and distribution and may be exercised, during the lifetime of the holder, only by the holder or such transferees to whom they have been transferred pursuant to court order with the Administrator’s consent.

However, a non-employee director who has been granted options under the 2003 Plan may transfer such options to certain permitted transferees, provided that a permitted transferee may not sell, pledge, transfer or dispose of the transferred option in any manner other than pursuant to certain court orders with the Administrator’s consent and by will or by the laws of descent and distribution and that the transferee comply with certain procedural and administrative requirements.

Amendment and Termination of the 2003 Plan

The Board of Directors may not, without stockholder approval given within 12 months of the Board’s action, amend the 2003 Plan to increase the number of shares of stock that may be issued under the 2003 Plan.

The Board of Directors may terminate the 2003 Plan at any time. The 2003 Plan will be in effect until terminated by the Board of Directors. However, in no event may any incentive stock option be granted under the 2003 Plan after March 12, 2013. Except as indicated above, the Board of Directors may also modify the 2003 Plan from time to time.

Federal Income Tax Consequences Associated with the 2003 Plan

The following is a general summary under current law of the material federal income tax consequences to participants in the 2003 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances. This summarized tax information is not tax advice.

Non-Qualified Stock Options

For federal income tax purposes, if an optionee is granted NQSOs under the 2003 Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. The optionee’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the Common Stock on the date the optionee exercises the option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options

There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (1) two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the optionee. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercise the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes the shares before the end of the one-year and two-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares.

An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

Stock Appreciation Rights

No taxable income is generally recognized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. We generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Restricted Stock and Deferred Stock

An employee to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless, with respect to restricted stock, an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the employee generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount. Similarly, when deferred stock vests and is issued to the employee, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of deferred stock.

Dividend Equivalents

A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Performance Awards

A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or Common Stock, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Stock Payments

A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally will be entitled to a deduction for the same amount.

Deferred Compensation

Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when NQSOs are granted in lieu of amounts otherwise payable, and we will not be entitled to a deduction at that time. When and to the extent such NQSOs are exercised, the rules regarding NQSOs outlined above will generally apply.

Section 162(m) of the Code

In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the 2003 Plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2003 Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m) if such awards are granted or vest upon the pre-established objective performance goals described above.

We have attempted to structure the 2003 Plan in such a manner that the Committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder such that remuneration attributable to such awards will not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

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APPENDIX A

THE 2003 INCENTIVE AWARD PLAN

OF

REALTY INCOME CORPORATION

Realty Income Corporation, a Maryland corporation, has adopted the 2003 Incentive Award Plan of Realty Income Corporation, (the “Plan”), effective May 6, 2003, for the benefit of its eligible employees, consultants and directors.

The purposes of the Plan are as follows:

(1)      To provide an additional incentive for directors, Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

(2)      To enable the Company and it subsidiaries to obtain and retain the services of directors, Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

ARTICLE I.
DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

1.1.     “Administrator” shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options and Restricted Stock granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.1.

1.2.     “Award” shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, “Awards”).

1.3.     “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

1.4.     “Award Limit” shall mean Eight Hundred Thousand (800,000) shares of Common Stock, as adjusted pursuant to Section 11.3; provided, however, that solely with respect to Performance Awards granted pursuant to Section 8.2(b), Award Limit shall mean Five Million Dollars ($5,000,000).

1.5.     “Board” shall mean the Board of Directors of the Company.

1.6.     “Code” shall mean the Internal Revenue Code of 1986, as amended.

1.7.     “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1.

1.8.     “Common Stock” shall mean the common stock of the Company, par value $1.00 per share.

1.9.     “Company” shall mean Realty Income Corporation, a Maryland corporation.

1.10.  “Consultant” shall mean any consultant or adviser if:

(a)      The consultant or adviser renders bona fide services to the Company or any Subsidiary;

(b)      The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c)      The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

1.11.  “Deferred Stock” shall mean Common Stock awarded under Article VIII of the Plan.

1.12.  “Director” shall mean a member of the Board.

1.13.  “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VIII of the Plan.

1.14.  “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

1.15.  “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any Subsidiary.

1.16.  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.17.  “Fair Market Value” of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system, or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

1.18.  “Holder” shall mean a person who has been granted or awarded an Award.

1.19.  “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

1.20.  “Independent Director” shall mean a member of the Board who is not an Employee of the Company.

1.21.  “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Administrator or which does not conform to the applicable provisions of Section 422 of the Code.

1.22.  “Option” shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

1.23.  “Ownership Limit” shall mean the ownership of not more than 9.8% of the outstanding shares of common stock (as defined in the Company’s Amended and Restated Certificate of Incorporation) of the Company.

1.24.  “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

1.25.  “Performance Criteria” shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock, and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; each as determined in accordance with generally accepted accounting principles or subject to such adjustments as may be specified by the Committee with respect to a Performance Award.

1.26.  “Plan” shall mean the 2003 Incentive Award Plan of Realty Income Corporation.

1.27.  “Restricted Stock” shall mean Common Stock awarded under Article VII of the Plan.

1.28.  “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

1.29.  “Section 162(m) Participant” shall mean any Employee designated by the Administrator as an Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

1.30.  “Securities Act” shall mean the Securities Act of 1933, as amended.

1.31.  “Stock Appreciation Right” shall mean a stock appreciation right granted under Article IX of the Plan.

1.32.  “Stock Payment” shall mean (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to an Employee or Consultant in cash, awarded under Article VIII of the Plan.

1.33.  “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. “Subsidiary” shall also mean any partnership in which the Company, or any Subsidiary, owns more than 50 percent of the capital or profits interests.

1.34.  “Substitute Award” shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option.

1.35.  “Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

1.36.  “Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

1.37.  “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE II.
SHARES SUBJECT TO PLAN

2.1.     Shares Subject to Plan.

(a)      The shares of stock subject to Awards shall be Common Stock, initially shares of the Company’s Common Stock. Subject to adjustment as provided in Section 11.3, the aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such Awards under the Plan shall not exceed One Million Seven Hundred and Fourteen Thousand (1,714,000). The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

(b)      The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

2.2.     Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 11.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.5 or 7.6 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

ARTICLE III.
GRANTING OF AWARDS

3.1.     Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

3.2.     Provisions Applicable to Section 162(m) Participants.

(a)      The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

(b)      Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

(c)      To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the

Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

(d)      Furthermore, notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

3.3.     Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.4.     Consideration. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

3.5.     At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

ARTICLE IV.
GRANTING OF OPTIONS TO EMPLOYEES
CONSULTANTS AND INDEPENDENT DIRECTORS

4.1.     Eligibility. Any Employee, Consultant or Independent Director selected by the Administrator pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option.

4.2.     Disqualification for Stock Ownership. No person may be granted an Incentive Stock

Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

4.3.     Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

4.4.     Granting of Options to Employees and Consultants.

(a)      The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i)       Determine which Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) in its opinion should be granted Options;

(ii)      Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees or Consultants;

(iii)     Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

(iv)     Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

(b)      Upon the selection of an Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

(c)      Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

4.5.     Granting of Options to Independent Directors. The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(a)      Select from among the Independent Directors (including Independent Directors who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

(b)      Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors;

(c)      Subject to the provisions of Article 5, determine the terms and conditions of such Options, consistent with the Plan.

All the foregoing Option grants authorized by this Section 4.5 are subject to stockholder approval of the Plan.

4.6.     Options in Lieu of Cash Compensation. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE V.
TERMS OF OPTIONS

5.1.     Option Price. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law and:

(a)      In the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

(b)      In the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

(c)      In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

5.2.     Option Term. The term of an Option granted to an Employee or Consultant shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than 10 years from the date the Incentive Stock Option is granted, or five years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by Section 5.4 and the requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

5.3.     Option Vesting.

(a)      The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

(b)      No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

(c)      To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

5.4.     Exercise of Options Granted to Employees and Consultants. An Option granted to an Employee or Consultant may only be exercised by the Optionee while such Optionee is an Employee or Consultant, as applicable; provided, however, that subject to Section 5.3(b), the Administrator may, in its sole discretion, provide in the terms of an individual Award Agreement that an Option may be exercised subsequent to an Optionee’s Termination of Employment, or Termination of Consultancy, as applicable, within the periods prescribed below:

(a)      The expiration of 12 months from the date of the Holder’s death;

(b)      The expiration of 12 months from the date of the Holder’s Termination of Employment, or Termination of Consultancy, as applicable, by reason of his or her permanent and total disability (within the meaning of Section 22(e)(3) of the Code); or

(c)      the expiration of 3 months from the date of the Holder’s Termination of Employment, or Termination of Consultancy , as applicable, for any reason other than such Holder’s death or his or her permanent and total disability, unless the Holder dies within said three-month period.

5.5.     Terms of Options Granted to Independent Directors. The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Options granted to Independent Directors shall become 100% vested and fully exercisable on the first anniversary of the date of Option grant. Each Option granted to an Independent Director shall expire on the earlier of 10 years from the date the Option is granted or 12 months after an Independent Director’s Termination of Directorship. No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

5.6.     Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

(a)      The aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

(b)      The aggregate exercise price thereof; does not exceed the excess of:

(c)      The aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

(d)      The aggregate exercise price of such shares.

ARTICLE VI.
EXERCISE OF OPTIONS

6.1.     Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

6.2.     Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

(a)      A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b)      Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)      In the event that the Option shall be exercised pursuant to Section 11.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(d)      Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow a delay in payment up to 30 days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

6.3.     Transfer of Shares to a Subsidiary Employee or Consultant.

(a)      As soon as practicable after receipt by the Subsidiary, pursuant to Section 6.2(d), of payment for the shares with respect to which an Option, or portion thereof, is exercised by an Optionee who is an Employee or Consultant of a Subsidiary, then with respect to each such exercise the Company shall transfer to the Subsidiary the number of shares of Common Stock equal to:

(i)       the amount of the payment made by the Optionee to the Company pursuant to Section 6.2(d), divided by

(ii)      the price per share of the shares subject to the exercised portion of the Option, as determined pursuant to Section 5.1.

(b)      As soon as practicable after receipt of the shares of Common Stock by the Subsidiary pursuant to this Section 6.3, the Subsidiary shall transfer such shares to the Optionee for no additional consideration.

6.4.     Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a)      The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)      The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c)      The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d)      The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e)      The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

6.5.     Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

6.6.     Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

6.7.     Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII.
AWARD OF RESTRICTED STOCK

7.1.     Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee or any Consultant whom the Committee determines should receive such an Award. Each Independent Director shall be eligible to be granted shares of Restricted Stock at the times and in the manner set forth in Section 7.3.

7.2.     Award of Restricted Stock to Employees and Consultants.

(a)      The Committee may from time to time, in its absolute discretion:

(i)       Determine which Employees or Consultants (including Employees or Consultants who have previously received other awards under the Plan) in its opinion should be awarded Restricted Stock; and

(ii)      Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

(b)      The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(c)      Upon the selection of an Employee or Consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

7.3.     Award of Restricted Stock to Independent Directors.

(a)      Restricted Stock shall be awarded to Independent Directors in accordance with the following formula:

(i)       Each person who is an Independent Director as of the date the Plan is adopted by the Board automatically shall be granted 2,000 shares of Restricted Stock (subject to adjustment as provided in Section 11.3) on the date of each annual meeting of the stockholders occurring after the date the Plan is adopted by the Board; provided, such person is an Independent Director as of such date and has continuously served an Independent Director during such period.

(ii)      Each person who is elected, re-elected or appointed by the Board as an Independent Director after the date the Plan is adopted by the Board, automatically shall be granted: (i) 2,000 shares of Restricted Stock (subject to adjustment as provided in Section 11.3) on the date such Independent Director is first elected or appointed, and (ii) 2,000 shares of Restricted Stock (subject to adjustment as provided in Section 11.3) on the date of each annual meeting of the stockholders occurring after such initial election or appointment; provided, such person is an Independent Director as of such date and has continuously served as an Independent Director during such period.

(iii)     All of the foregoing grants of Restricted Stock authorized by this Section 7.3 are subject to stockholder approval of the Plan.

(b)      Independent Directors shall not be required to pay any purchase price for the shares of Common Stock to be acquired pursuant to an award of Restricted Stock under Section 7.3(a), unless otherwise required under applicable law, in which case the purchase price shall be the minimum purchase price required by such law, as determined by the Board in its sole discretion. To the extent a purchase price is so required, such purchase price shall be paid in cash or by check at the time such award of Restricted Stock is granted.

(c)      The restrictions imposed under Sections 7.5 and 7.6 on Restricted Stock awarded to Independent Directors shall lapse and be removed (and the shares of Common Stock acquired by a Participant pursuant to a Restricted Stock award shall vest) in 20% increments on each of the first five anniversaries of the date the shares of Restricted Stock is granted.

7.4.     Rights as Stockholders. Subject to Section 7.5, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.7, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.5.

7.5.     Restriction. Except as otherwise provided in Section 7.3, all shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment or service with the Company, Company performance and individual performance; provided, however, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy or Termination of Directorship with the Company. Notwithstanding the foregoing, the Administrator in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, Termination of Consultancy, or Termination of Directorship, without cause or following any change in control of the Company or because of the Holder’s retirement, or otherwise.

7.6     Repurchase of Restricted Stock. The Administrator shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the RestSlstricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy or Termination of Directorship, between the Holder and the Company, at a cash price per share equal to the price paid, if any, by the Holder for such Restricted Stock; provided, however, that the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a “change of ownership or control” (within the meaning of Treasury Regulation

Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Consultancy or Termination of Directorship, without cause or following any change in control of the Company or because of the Holder’s retirement, or otherwise.

7.7.     Escrow. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed. With respect to shares of Restricted Stock granted or awarded to the Company’s Employees, Consultants and Independent Directors, upon the expiration or removal of such restrictions, the Secretary of the Company, or other escrow holder, shall transfer the shares to the Holder. With respect to shares of Restricted Stock granted to a Subsidiary’s Employees, upon the expiration or removal of such restrictions, the Secretary of the Company, or other escrow holder, shall transfer the shares to the Subsidiary. As soon as practicable after the receipt of such shares by the Subsidiary, the Subsidiary shall transfer such shares to the Holder for no additional consideration.

7.8.     Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

7.9.     Section 83(b). A Holder may not make an election under Section 83(b) of the Code with respect to any share of Restricted Stock granted or awarded hereunder without the consent of the Company, which the Company may grant or withhold in its sole discretion.

ARTICLE VIII.
PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK
PAYMENTS

8.1.     Eligibility. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock and/or Stock Payments may be granted to any Employee or any Consultant whom the Committee determines should receive such an Award.

8.2.     Performance Awards.

(a)      Any Employee or Consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Employee or Consultant.

(b)      Without limiting Section 8.2(a), the Committee may grant Performance Awards to any 162(m) Participant in the form of a cash bonus payable upon the attainment of objective performance goals which are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such bonuses paid to 162(m) Participants shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 3.2. The maximum amount of any Performance

Award payable to a 162(m) Participant under this Section 8.2(b) shall not exceed the Award Limit with respect to any calendar year of the Company. Unless otherwise specified by the Committee at the time of grant, the Performance Criteria with respect to a Performance Award payable to a 162(m) Participant shall be determined on the basis of generally accepted accounting principles.

8.3.     Dividend Equivalents.

(a)      Any Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

(b)      Any Holder of an Option who is an Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

(c)      Any Holder of an Option who is an Independent Director selected by the Board may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted and the date such Option is exercised, vests or expires, as determined by the Board. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board.

(d)      Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

8.4.     Stock Payments. Any Employee or Consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

8.5.     Deferred Stock. Any Employee or Consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

8.6.     Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

8.7.     Exercise or Purchase Price. The Committee may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

8.8.     Exercise Upon Termination of Employment, Termination of Consultancy or Termination of Directorship. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee, or Consultant, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a “change of control or ownership” (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; provided, further, that except with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Consultancy without cause, or following a change in control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.

8.9.     Form of Payment. Payment of the amount determined under Section 8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.5.

8.10   Independent Director Retirement Awards. Notwithstanding anything in this Plan to the contrary, upon the Termination of Directorship for any reason by an Independent Director who has rendered continuous service to the Company or any Subsidiary (either as an Employee or an Independent Director) for a period of at least ten years, such Independent Director may be granted a Performance Award of shares of Common Stock, with the number of shares of Common Stock subject to each such Performance Award to be determined by the Board in its sole discretion.

ARTICLE IX.
STOCK APPRECIATION RIGHTS

9.1.     Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Employee or Consultant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

9.2.     Coupled Stock Appreciation Rights.

(a)      A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b)      A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c)      A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefore an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

9.3.     Independent Stock Appreciation Rights.

(a)      An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Holder is an Employee or Consultant; provided, that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.

(b)      An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

9.4.     Payment and Limitations on Exercise.

(a)      Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.5 above pertaining to Options.

(b)      Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.

ARTICLE X.
ADMINISTRATION

10.1.  Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

10.2   Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options, Dividend Equivalents and Restricted Stock granted to Independent Directors.

10.3.  Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

10.4.  Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

10.5.  Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants, or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE XI.
MISCELLANEOUS PROVISIONS

11.1.  Not Transferable.

(a)      Except as otherwise provided in Section 11.1(b):

(i)       No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.

(ii)      No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

(iii)     During the lifetime of the Holder, only he or she may exercise an Option or other Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b)      Notwithstanding Section 11.1(a), in the case of Options granted to Independent Directors, an Optionee who is an Independent Director may transfer an Option to a Permitted Transferee (as defined below) subject to the following terms and conditions: (i)  an Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) any Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Option as applicable to the original Holder (other than the ability to further transfer the Option); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. Shares of Common Stock acquired by a Permitted Transferee through the exercise of an Option have not been registered under the Securities Act or any state securities act and may not be transferred, nor will any assignee or transferee thereof be recognized as an owner of such shares of Common Stock for any purpose, unless a registration statement under the Securities Act and any applicable state securities act with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the Company. For purposes of this Section 11.1(b), “Permitted Transferee” shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Options.

11.2.  Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 11.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator (including, but not limited to, an amendment to the number of shares that may be subject to future awards of Restricted Stock pursuant to Section 7.3). However, without approval of the Company’s stockholders given within 12 months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 11.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

(a)      The expiration of 10 years from the date the Plan is adopted by the Board; or

(b)      The expiration of 10 years from the date the Plan is approved by the Company’s stockholders under Section 11.4.

11.3.  Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)      Subject to Section 11.3(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i)       The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

(ii)      The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii)     The grant or exercise price with respect to any Award.

(b)      Subject to Sections 11.3(c) and 11.3(e), in the event of any transaction or event described in Section 11.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)       To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii)      To provide that the Award cannot vest, be exercised or become payable after such event;

(iii)     To provide that such Award shall be exercisable as to all shares covered thereby,

notwithstanding anything to the contrary in Section 5.3 or the provisions of such Award;

(iv)     To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(v)      To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

(vi)     To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.6 or forfeiture under Section 7.5 after such event.

(c)      Subject to Sections 11.3(e), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

(d)      With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

(e)      The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

11.4   Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within 12 months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved the Performance Criteria.

11.5.  Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

11.6.  Restrictions on Awards. This Plan shall be interpreted and construed in a manner consistent with the Company’s status as a real estate investment trust (“REIT”), within the meaning of Sections 856 through 860 of the Code. No Award shall be granted or awarded, and with respect to an Option already granted under the Plan, an Option shall not be exercisable:

(a)      to the extent such Option or other Award could cause the Holder to be in violation of the Ownership Limit; or

(b)      if, in the discretion of the Administrator, such Option or other Award could impair the Company’s status as a REIT.

11.7.  Grant of Awards to Subsidiary Employees and Consultants. The Company and any Subsidiary may provide through the establishment of a formal written policy or otherwise for the method by which shares of Common Stock and/or payment therefore may be exchanged or contributed between the Company and such Subsidiary, or may be returned to the Company upon any forfeiture of Common Stock by a Subsidiary Employee or Consultant, for the purpose of ensuring that the relationship between the Company and such Subsidiary remains at arm’s length.

11.8.  Loans. To the extent permitted under applicable law, the Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock or Deferred Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee.

11.9   Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

11.10.Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

11.11.Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

11.12.Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

11.13.Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.

* * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Realty Income Corporation on March 12, 2003.

* * *

I hereby certify that the foregoing Plan was approved by the stockholders of Realty Income Corporation on __________ __, 2003.

Executed on this ____ day of _____________, 2003.

Secretary

REALTY INCOME CORPORATION 220 WEST CREST STREET ESCONDIDO, CA 92025-1707

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your proxy and voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 5, 2003. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your proxy and voting instructions up until 11:59 P.M. Eastern Time on May 5, 2003. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Realty Income Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

YOUR VOTE IS IMPORTANT TO THE COMPANY WHETHER YOU OWN FEW OR MANY SHARES. Please complete, date and sign the attached proxy card and return it in the accompanying postage-paid envelope, even if you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may, if you wish, withdraw your proxy and vote in person.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	REALT1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

REALTY INCOME CORPORATION

The Board of Directors recommends a vote FOR Proposal 1. Election of Directors
		For All	Withhold All	For All	To withhold authority to vote for an individual nominee, mark "For All Except" and write the nominee's number on the line below.
Nominees:	01) William E. Clark, Jr., 02) Thomas A. Lewis and 03) Kathleen R. Allen	|_|	|_|	|_|

	For	Against	Abstain
PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.

Proposal 2. Approval of the 2003 Incentive Award Plan of Realty Income Corporation	|_|	|_|	|_|

Proposal 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
	Yes	No
For address changes and/or comments, please check this box |_| and write them on the back where indicated

Please date this proxy and sign it exactly as your name appears. When
shares are held jointly, each holder must sign. When signing as an                        Please indicate if you plan to attend this meeting
attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the president or other authorized officer. If shares are held by
a partnership, please sign in partnership name by an authorized person.	|_|	|_|

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

     YOUR VOTE IS IMPORTANT TO THE COMPANY WHETHER YOU OWN FEW OR MANY SHARES. Please complete, date and sign the attached proxy card and return it in the accompanying postage-paid envelope, even if you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may, if you wish, withdraw your proxy and vote in person.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
MAY 6, 2003

The undersigned hereby appoints Michael R. Pfeiffer and Gary M. Malino as proxy for the undersigned, with full power of substitution in each of them, and hereby authorizes them to represent the undersigned and to vote all of the shares of Common Stock of Realty Income Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 A.M. (local time) on May 6, 2003, at the Center for the Arts, 340 North Broadway, Escondido, California 92025, and any adjournment or postponement thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR APPROVAL OF THE 2003 INCENTIVE AWARD PLAN OF REALTY INCOME CORPORATION AND IN THE DISCRETION OF THE PROXYHOLDER OR ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

YOUR VOTE IS IMPORTANT TO THE COMPANY WHETHER YOU OWN FEW OR MANY SHARES. Please complete, date and sign the attached proxy card and return it in the accompanying postage-paid envelope, even if you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may, if you wish, withdraw your proxy and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Change/Comments:

(If address change/comments have been noted above, please mark the corresponding box on the reverse side.)
CONTINUED AND TO BE SIGNED ON REVERSE SIDE